SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                                     of the
                         Securities Exchange Act of 1934
                                                              File No. 000-21775

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement (revised)
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              THINK NEW IDEAS, INC.
                      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
     Not applicable

2)   Aggregate number of securities to which transaction applies: Not applicable

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which filing fee is calculated and state how it was determined): Not Applicable

4)   Proposed maximum aggregate value of transaction: Not applicable

5)   Total fee paid:  Not applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:  _______________________________
     (2)  Form, Schedule or Registration Statement No.: __________
     (3)  Filing Party: __________________________________________
     (4)  Date filed:   __________________________________________

                              THINK NEW IDEAS, INC.
                         45 West 36th Street, 12th Floor
                            New York, New York 10018
                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JANUARY 7, 1999
                    ________________________________________

TO THE STOCKHOLDERS OF THINK NEW IDEAS, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of THINK New Ideas, Inc., a Delaware corporation (the "Company"), will be held at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303 on Thursday, January 7, 1999 at 10:00 a.m. (Eastern Time) and thereafter as it may from time to time be adjourned, for the following purposes:

1. To elect seven (7) directors to serve for a period of one (1) year or until their successors have been duly elected and qualified;

2. To approve and ratify adoption of the THINK New Ideas, Inc. Amended and Restated 1998 Stock Option Plan, which provides for the issuance of Qualified Incentive Stock Options and Non-Qualified Stock Options;

3. To ratify the selection of Ernst & Young, LLP as independent accountants for the Company; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on November 9, 1998, are entitled to notice of and to vote at the Annual Meeting.

      Stockholders should note that the Bylaws of the Company provide that no proposals or nominations of directors by stockholders shall be presented for vote at an annual meeting of stockholders unless written notice complying with the requirements in the Bylaws is provided to the Board of Directors or the Secretary no later than the close of business on the last business day of the month of January prior to such annual meeting.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, 19TH FLOOR, NEW YORK, NEW YORK 10004.

                                          By Order of the Board of Directors,

                                          /s/ Melvin L. Epstein
                                          Melvin L. Epstein, Secretary
New York, New York
December 8, 1998

                              THINK NEW IDEAS, INC.
                         45 West 36th Street, 12th Floor
                            New York, New York 10018

                                 PROXY STATEMENT

      This proxy statement (the "Proxy Statement") is being furnished to stockholders of THINK New Ideas, Inc., a Delaware corporation (the "Company") in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, January 7, 1999 at 10:00 a.m. (Eastern
Time) at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303 or at any adjournment thereof (the "Annual Meeting") as set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying Proxy Card are first being mailed on or about December 8, 1998, to stockholders of the Company entitled to notice of and to vote at the Annual Meeting. The principal executive offices of the Company are located at 45 West 36th Street, 12th Floor, New York, New York 10018 and its phone number is (212) 629-6800.

      The Annual Meeting has been called to consider and take action on the following proposals:

1. To elect seven (7) directors to serve for a period of one (1) year or until their successors have been duly elected and qualified;

2. To approve and ratify the adoption of the THINK New Ideas, Inc. Amended and Restated 1998 Stock Option Plan, which provides for the issuance of Qualified Incentive Stock Options and Non-Qualified Stock Options (the "1998 Plan");

3. To ratify the selection of Ernst & Young, LLP as independent accountants for the Company; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Election of directors requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. Ratification of the Company's selection of independent accountants requires the vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting, as does approval and ratification of the 1998 Plan.

      Affirmative action with respect to each of the above proposals has been taken by unanimous action of the Board of Directors. The Board of Directors recommends that the stockholders vote in favor of each of the proposals.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 is enclosed herewith. Additional copies thereof may be obtained at no extra cost upon written request delivered to Mr. Melvin Epstein, Secretary, at THINK New Ideas, Inc., 45 West 36th Street, 12th Floor, New York, New York 10018.

                     SOLICITATION AND REVOCATION OF PROXIES

      This Proxy Statement is being furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting to be held at the time, place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

RECORD DATE

      The close of business on November 9, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 8,442,573 shares of common stock, par value $.0001 per share, of the Company (the "Common Stock"). Each share of Common Stock of record as of the Record Date is entitled to one vote on each matter properly brought before the Annual Meeting. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. The Company's stock transfer books will not be closed.

QUORUM; VOTING

      The holders of a majority of all of the shares of Common Stock entitled to vote at the Annual Meeting (present in person or by proxy) will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock entitled to vote and represented by properly executed proxies received prior to the Annual Meeting (which have not been revoked) will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on an otherwise properly executed proxy, the shares of Common Stock represented by such proxy will be voted as recommended by the Board of Directors. Shares of Common Stock as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker non-votes will be counted for purposes of determining the presence (or absence) of a quorum for the transaction of business at the Annual Meeting but will not be counted as an affirmative vote for purposes of determining whether a proposal has been approved.

      The Company will appoint inspectors to act at the Annual Meeting. The duties of such inspectors will include determination of the number of shares represented at the Annual Meeting, the presence (or absence) of a quorum and tabulation of the votes cast at the Annual Meeting.

REVOCATION

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred therein. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by delivering to the Company an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, at any time up to and including the last business day preceding the day of the Annual Meeting (or any adjournment thereof) or with the chairman of such meeting on the day thereof (or any adjournment thereof). Upon delivery of such notice, the proxy shall be revoked.

      As of the Record Date, the six (6) directors of the Company owned beneficially in the aggregate 502,508 shares of Common Stock (5.95% of the total outstanding shares of Common Stock) and all of the current eleven (11) directors and executive officers of the Company owned beneficially in the aggregate

886,233 shares (10.5% of the total outstanding shares of Common Stock). The Company believes that such officers and directors intend to vote their shares of Common Stock for each of the proposals set forth herein. To the knowledge of management, as of the Record Date, Ronald Bloom is the only executive officer, director and nominee for director who owned beneficially five percent (5%) or more of the Company's outstanding shares of Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

EXPENSES OF SOLICITATION

      All expenses of solicitation of proxies will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and others for their reasonable expenses in forwarding proxy materials to stockholders and soliciting them to execute the proxies. The Company has retained the services of Georgeson & Company Inc. to assist in the solicitation of proxies and will pay a fee of $6,500 plus reimbursement of out-of-pocket expenses for such services. Directors, officers and employees of the Company may also solicit proxies, in person or by telephone, telegram, letter, facsimile or other means of communication. Such persons will not be compensated for doing so, but may receive reimbursement for reasonable out-of-pocket expenses in connection with such solicitation.

                         DISSENTERS' RIGHTS OF APPRAISAL

      The Board of Directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or Bylaws of the Company provide a stockholder with the right to dissent and obtain payment for shares.

                       INTEREST OF OFFICERS AND DIRECTORS
                           IN MATTERS TO BE ACTED UPON

      Officers or directors of the Company have a substantial interest in the matters to be acted upon at the Annual Meeting. Ronald Bloom, Adam Curry, Larry Kopald, Richard Char, Barry Wagner and Scott Metcalf are currently directors of the Company and have been nominated for re-election for a period of one (1) year as set forth in Proposal One. Every officer and director has an interest in approval and ratification of the 1998 Plan that is the subject of Proposal Two to the extent that such persons will be eligible to participate in such plan.

      ALL  PROXIES  RECEIVED  WILL BE  VOTED  IN  ACCORDANCE  WITH  THE  CHOICES
SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ABSTENTIONS AND BROKER NON-VOTES ARE COUNTED FOR PURPOSES OF DETERMINING THE PRESENCE OR ABSENCE OF A QUORUM BUT ARE NOT COUNTED AS AN AFFIRMATIVE VOTE FOR PURPOSES OF DETERMINING WHETHER A PROPOSAL HAS BEEN APPROVED. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

                                  PROPOSAL ONE:
                        TO ELECT SEVEN DIRECTORS TO SERVE
                     FOR A PERIOD OF ONE YEAR OR UNTIL THEIR
                 SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

      Seven (7) directors are being nominated for election at the Annual Meeting. There are currently seven (7) members on the Board of Directors. Six
(6) of the nominees, Ronald Bloom, Adam Curry, Barry Wagner, Larry Kopald, Richard Char and Scott Metcalf, currently serve as members of the Board of Directors and are standing for re-election. On November 23, 1998, the Board of Directors elected Scott Metcalf to fill a vacancy. Howard Tullman is standing for election to the Board of Directors for the first time. Each director will serve for a period of one (1) year or until a successor has been duly elected and qualified. Proxies in the accompanying form will be voted for the nominees listed herein, except where the authority to do so is withheld by the stockholder. The election of directors will be decided by a plurality of votes cast.

      The nominees for directors are: Ronald Bloom, Adam Curry, Barry Wagner, Larry Kopald, Richard Char, Scott Metcalf and Howard Tullman.

      If any of the nominees become unable to accept election, the persons named in the proxy may vote for such other person (or persons or a lesser number of persons) as may be designated by the Board of Directors. Management of the Company has no reason to believe that any of the nominees will be unable to serve.

      Biographical information with respect to the nominees is hereinafter set forth in the section of this Proxy Statement entitled "Directors and Executive Officers."

      THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

      Biographical information with respect to the current executive officers and directors, including those individuals who are nominees, is set forth below. There are no family relationships between or among any of such persons. The current directors, executive officers and nominees of the Company are:

      Name               Age                    Position with the Company
--------------------     ---      ----------------------------------------------
Ronald Bloom             46       Chief Executive Officer, Chairman of the
                                  Board, Director, and Nominee
Melvin Epstein           53       Chief Financial Officer and Secretary
Adam Curry               34       Chief Technology Officer, Director and Nominee
Larry Kopald             44       Chief Creative Officer, Director and Nominee
Joseph Nicholson         39       Chief Operating Officer
James Grannan            35       Executive Vice President
Susan Goodman            43       Executive Vice President
James Carlisle           51       Executive Vice President
Richard Char             39       Director and Nominee
Marc Canter              41       Director and Nominee
Barry Wagner             58       Director and Nominee
Scott Metcalf            43       Director and Nominee
Howard Tullman           53       Nominee

      RONALD BLOOM has been a Director since June 1996. He served as President and Chief Operating Officer of the Company from June 1996 until May 1998, when he was appointed Chairman of the Board of Directors and Chief Executive Officer. From 1995 to 1996, Mr. Bloom was Chief Operating Officer and General Manager of On Ramp, Inc., which was acquired by the Company in June 1996 and was primarily engaged in the provision of Internet and intranet systems and services. Prior to joining On Ramp, Inc., Mr. Bloom founded and served as President of Ron Bloom Productions, a production company and consulting firm, from 1989 to 1994.

      MELVIN EPSTEIN has been the Chief Financial Officer of the Company since August 1996. From 1994 to August 1996, Mr. Epstein was Managing Director of TN Services, a unit of True North Communications, an advertising agency. Prior to joining TN Services, Mr. Epstein was the Chief Financial Officer of Backer Spielvogel Bates, a subsidiary of Saatchi & Saatchi, P.L.C., from 1987 to 1994. Mr. Epstein holds a B.S. in Accounting from Queens College and is a Certified Public Accountant.

      ADAM CURRY has been a Director and the Chief Technology Officer of the Company since June 1996. Mr. Curry founded and was Chairman of the Board of Directors of On Ramp, Inc. from 1994 to 1996 and was its President from March 1996. Mr. Curry served as an On-Air Personality for MTV Networks in New York from 1987 to 1992.

      LARRY KOPALD has been a Director and the Chief Creative Officer of the Company since September 1997. Prior to joining the Company, Mr. Kopald was the Executive Creative Officer of Fathom Advertising, a division of Ketchum Communications, Inc. from 1995 to 1997. Prior to joining Fathom Advertising, Mr. Kopald was the Executive Creative Director/Executive Vice President of Foote, Coyne & Belding from 1987 to 1994. In 1994, Mr. Kopald founded the Kopald Group, a consulting firm specializing in strategic and creative issues. Mr. Kopald holds a B.A. in Journalism from Drake University and an M.A. in Journalism from Northwestern University.

      JOSEPH NICHOLSON has been the Chief Operating Officer of the Company since October 1998. In 1985, Mr. Nicholson founded and was an officer of BBG New Media, Inc., which was acquired by the Company in November 1997. He holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Suffolk University.

      SUSAN GOODMAN has been an Executive Vice President of the Company since June 1996. In 1993, Ms. Goodman founded the S.D. Goodman Group, Inc. (the "Goodman Group"), which was acquired by the Company in June 1996 and was primarily engaged in the provision of strategic marketing and corporate and brand positioning services. Previously, Ms. Goodman was Director of Client Services at Chiat Day Direct Marketing from February 1992 through July 1992. Ms. Goodman serves on the Operating Committee of the Direct Marketing Association's Business to Business Council. Ms. Goodman has a B.A. in History from Tufts University and an M.B.A. in Marketing, Finance and Strategic Planning from Northwestern University's Kellogg School of Management.

      JAMES GRANNAN has been an Executive Vice President of the Company since June 1996. Mr. Grannan founded Creative Resources, Inc., which was acquired by the Company in June 1996 and was primarily engaged in the provision of strategic marketing and corporate and brand positioning services. Mr. Grannan was Creative Manager for the Coca-Cola Company from 1992 to 1994. Mr. Grannan holds a B.A. in Advertising Design from the Atlanta College of Art.

      DR. JAMES CARLISLE has been an Executive Vice President of the Company since 1996. In 1978, Dr. Carlisle founded NetCube Corporation, which was acquired by the Company in June 1996 and was primarily engaged in the provision of database and information management and utilization services. Dr. Carlisle received a B.S. in Engineering (with honors) from Princeton University and a Ph.D. and M.Phil. from Yale University's Graduate School of Arts and Sciences.

      RICHARD CHAR has been a Director of the Company since August 1997. Mr. Char joined Cowen & Company in May 1997 and is a Managing Director and the Head of Technology Investment Banking there. In July 1998, Cowen & Company merged with Societe Generale and became SG Cowen Securities Corporation ("SG Cowen"). Prior to joining SG Cowen, Mr. Char was an attorney with Wilson Sonsini Goodrich & Rosati for thirteen (13) years. Mr. Char holds an A.B. from Harvard University and a J.D. from Stanford University.

      MARC CANTER has been a Director of the Company since August 1997. Mr. Canter has been the Chairman of Canter Technology since founding the company in 1992. Mr. Canter holds a B.F.A. from the Oberlin Conservatory of Music.

      BARRY WAGNER has been a Director of the Company since September 1996. Mr. Wagner has been an employee of Omnicom Group Inc. ("Omincom") and its predecessor companies since 1974 and currently serves as Secretary and General Counsel of Omnicom. Mr. Wagner also serves as Secretary and Chief Legal Officer of BBDO Worldwide Inc. and is Senior Vice President and Chief Legal Officer of BBDO New York, both of which are part of Omnicom. Mr. Wagner is a graduate of Hamilton College and Harvard Law School.

      SCOTT MEDNICK, formerly Chairman of the Board of Directors and Chief Executive Officer of the Company, resigned from his positions effective May 15, 1998, pursuant to an agreement with the Company. See "Employment and Related Agreements" below. Mr. Mednick founded Scott A. Mednick & Associates, Inc., which was acquired by the Company in June 1996 and was primarily engaged in the provision of strategic marketing and corporate brand positioning.

      SCOTT METCALF has been a Director of the Company since November 1998 and an independent consultant since June 1998. From January 1997 to June 1998, he was the Chairman and Chief Executive Officer of Digitivity, Inc., which was acquired by Citrix, Inc. From 1991 to 1996, Mr. Metcalf was the President of HaL Computer Systems, which was acquired by Fujitsu Ltd. Previously, Mr. Metcalf was President and Chief Executive Officer of Dynabook, Inc. and held a number of senior executive positions at Sun Microsystems, Inc.

      HOWARD TULLMAN, a nominee, has been Chief Executive Officer of JAMTV Corporation since he co-founded it in September 1996. He was the President and Chief Executive Officer of Imagination Pilots, Inc. from October 1993 to April 1998. Mr. Tullman received his B.A. in Economics (with honors) from Northwestern University and his J.D. (with honors) from the Northwestern School of Law.

COMPOSITION OF THE BOARD OF DIRECTORS

      All directors of the Company are elected to serve in such capacities until the subsequent annual meeting of stockholders of the Company or until their successors are duly elected and qualified. Officers of the Company serve at the discretion of the Board of Directors. The Bylaws of the Company provide that the number of directors of the Company shall not be less than two (2) nor more than twelve (12). Currently, the Board of Directors has seven (7) members, three (3) of whom (Messrs. Char, Canter and Metcalf) are independent directors.

      Pursuant to the rules of the Nasdaq National Market Systemsm, the Company is required to have two (2) independent directors on the Board of Directors. In August 1997, Richard Char and Marc Canter, both independent directors, were elected to fill vacancies on the Board of Directors. One of the purposes of the

Annual Meeting is to elect two (2) independent directors in compliance with the rules of the Nasdaq National Market Systemsm. Three (3) of the nominees for directors (Messrs. Char, Metcalf and Tullman) are independent. If elected, Mr. Tullman will fill the vacancy created by Mr. Canter's departure from the Board of Directors and the committees thereof.

      The Board of Directors held seven (7) meetings during the fiscal year ended June 30, 1998. Prior to Mr. Kopald filling a vacancy on the Board of Directors created by the departure of a director in September 1997, the Board of Directors met one (1) time. Of the six (6) remaining meetings of the Board of Directors, Mr. Kopald attended four (4) meetings, representing sixty-seven percent (67%) of the meetings held. No other incumbent director attended fewer than eighty-nine percent (89%) of the meetings of the Board of Directors and the committees thereof.

COMMITTEES OF THE BOARD OF DIRECTORS

      AUDIT COMMITTEE. The Company's audit committee (the "Audit Committee") is responsible for making recommendations to the Board of Directors concerning the selection and engagement of the Company's independent certified public accountants and for reviewing the scope of the annual audit, audit fees and results of the audit. The Audit Committee also reviews and discusses with management and the Board of Directors such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Currently Messrs. Char and Wagner serve as members of the Audit Committee. The Audit Committee held two (2) meetings during the fiscal year ended June 30, 1998.

      COMPENSATION COMMITTEE. The Company's compensation committee (the "Compensation Committee") approves the compensation for executive officers of the Company. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the Company's stock option plans. Currently, Messrs. Char and Canter serve as members of the Compensation Committee. If elected, Mr. Tullman will fill the vacancy left on the Compensation Committee by Mr. Canter's departure. The Compensation Committee held ten (10) meetings during the fiscal year ended June 30, 1998.

      EXECUTIVE COMMITTEE. The Company's executive committee (the "Executive Committee") has the rights, privileges, duties and responsibilities to exercise the full power and authority of the Board of Directors in the management of the business of the Company, to the extent not assigned to other committees of the Board of Directors and to the extent permitted by Delaware law, the Certificate of Incorporation and the Bylaws of the Company. Currently, Messrs. Bloom, Wagner and Curry serve as members of the Executive Committee. The Executive Committee held ten (10) meetings during the fiscal year ended June 30, 1998. The Company has no nominating committee, but the Executive Committee currently serves the function that a nominating committee would be created to serve.

      LITIGATION COMMITTEE. The Company's litigation committee (the "Litigation Committee") was formed by the Board of Directors in October 1998 to handle any and all matters it deems appropriate in connection with, relating to or arising out of certain pending litigation and any litigation filed thereafter. Currently, Messrs. Char and Wagner serve as members of the Litigation Committee. Since its recent formation, the Litigation Committee has not convened any meetings. See "Material Proceedings" below.

MATERIAL PROCEEDINGS

      On September 25, 1998, Michael R. Farrell, a stockholder of the Company, filed a putative class action suit, styled FARRELL V. THINK NEW IDEAS, INC., SCOTT MEDNICK, MELVIN EPSTEIN AND RONALD BLOOM, No. 98 Civ. 6809, against the Company, Ronald Bloom, Melvin Epstein and Scott Mednick. The suit was filed in the United States District Court for the Southern District of New York on behalf of all persons who purchased or otherwise acquired shares of Common Stock in the class period from November 14, 1997 through September 21, 1998. The complaint alleges that the Company and Messrs. Bloom, Epstein and Mednick disseminated materially false and misleading information about the Company's financial position and results of operations through certain public statements and in certain documents filed by the Company with the SEC. Plaintiff alleges that these statements and documents caused the market price of the Common Stock to be artificially inflated. Plaintiff further alleges that he purchased his shares of Common Stock at such artificially inflated prices and suffered damages as a result.

      Subsequently, on October 16, 1998 and October 19, 1998, two (2) additional putative class action suits, styled SAINT OURS V. THINK NEW IDEAS, INC., ET. AL., No. 98 Civ. 7306; and HENZEL V. THINK NEW IDEAS, INC., ET. AL., No. 98 Civ. 7362, respectively, were filed by stockholders of the Company. These subsequent suits, which have substantially similar class periods (the class period in HENZEL V. THINK NEW IDEAS, INC., ET. AL. is from November 5, 1998 through September 21, 1998), make similar allegations to those made in Farrell v. Think New Ideas, Inc., et. al. with only minor differences. The relief sought in each of the three lawsuits is unspecified, but includes pleas for compensatory damages and interest, punitive damages (the plaintiff in HENZEL V. THINK NEW IDEAS, INC., ET. AL. has not sought punitive damages), reasonable costs and expenses associated with the action (including attorneys' fees and experts' fees) and such other relief as the court may deem proper.

      The Company is aware that at least four (4) additional putative class action complaints making what appear to be similar allegations against the Company have been filed in the same court, although the Company has not yet been served with any complaints other than the three identified in the preceding paragraphs.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

      Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act, it is the Company's belief that, other than as set forth below, any such forms required to be filed pursuant to Section 16(a) of the Exchange Act were filed, as necessary, by the officers, directors and securityholders required to file the same.

      One Form 4 covering the sale of 9,166 shares of Common Stock in April 1998 was not timely filed by Susan Goodman, an executive officer of the Company. The transaction was reported on a Form 5 filed on behalf of Ms. Goodman in August 1998.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the aggregate cash compensation awarded to, earned by or paid for services rendered to the Company during the last three (3) fiscal years by each person who served as the Company's chief executive officer during the Company's fiscal year ended June 30, 1998, and the four (4) other most highly compensated executive officers of the Company whose salary and bonus for the fiscal year ended June 30, 1998, was in excess of $100,000 (the "Named Executive Officers").

                                                                      Long-Term Compensation
                                                                   ---------------------------------------
                                Annual Compensation                        Awards                Payouts
                    ----------------------------------------       ---------------------------  ----------
                                                                                Securities
                                                                   Restricted   Underlying
     Name and                                     Other Annual       Stock       Options/       LTIP            All Other
Principal Position  Year   Salary($)    Bonus($)  Compensation     (Awards($)    SARs(#)       Payouts($)     Compensation($)
------------------  ----   --------     -------   ------------     ----------   ----------     ---------      ---------------

Ronald E. Bloom(1)  1998   192,375      67,125         --             --        80,000(2)         --               764(10)
Chairman of the     1997   125,000      69,696         --             --        20,000(3)         --               237(10)
Board and Chief     1996   106,250      58,234         --             --           --             --             1,250(10)
Executive Officer

Adam C. Curry(4)    1998   192,375      67,125         --             --        80,000(2)         --             3,676(10)
Chief Technology    1997   125,000      81,480         --             --        20,000(3)         --                 --
Officer             1996   125,000       2,500         --             --           --             --                 --

Melvin Epstein(5)   1998   180,000         --          --             --        25,000(2)         --             2,521(10)
Chief Financial     1997   156,923         --          --             --       133,333(3)         --                 --
Officer             1996       --          --          --             --           --             --                 --

Susan Goodman(6)    1998   203,330         --          --             --        25,000(2)         --             5,160(10)
Executive Vice      1997   195,000      46,825         --             --        36,667(3)         --                 --
President           1996   138,000     130,000(7)      --             --           --             --                 --

Larry Kopald(8)     1998   304,166     150,000(11      --             --           --             --                 --
Chief Creative      1997    25,000         --          --             --       250,000(3)         --                 --
Officer and         1996       --          --          --             --           --             --                 --
President, The
Mednick Group

Scott Mednick(9)    1998   268,508      20,000         --             --        80,000(2)         --             2,192(10)
Former Chairman     1997   225,000      --             --             --        20,000(3)         --             4,750(10)
of the Board and    1996   225,000      11,376         --             --           --             --             4,598(10)
Chief Executive
Officer

________________________

(1) Mr. Bloom commenced his employment with the Company in June 1996, was appointed President in July 1996 and Chairman and Chief Executive Officer on May 24, 1998, upon the resignation of Scott A. Mednick.
(2) Represents shares of Common Stock issuable upon exercise of options granted to the noted officers pursuant to the THINK New Ideas, Inc. Amended and Restated 1997 Stock Option Plan (the "1997 Plan") at an exercise price of $8.88 per share for each individual, other than Mr. Bloom, who owned in excess of ten percent (10%) of the outstanding Common Stock on the date of grant and whose options, therefore, have an exercise price of $9.77 per share.
(3) Represents shares of Common Stock issuable upon exercise of options granted to the noted officer pursuant to the 1997 Plan at an exercise price of $4.05 per share for each individual, other than: (a) Mr. Bloom, who owned in excess of ten percent (10%) of the outstanding Common Stock on the date of grant and whose options, therefore, have an exercise price of $4.46 per share; (b) and Mr. Kopald, whose options have an exercise price of $3.69 per share (representing the fair market value of the Common Stock at the time of grant as determined in accordance with the provisions of the 1997
     Plan).
(4) Mr. Curry commenced his employment with the Company and was appointed Chief Technology Officer in June 1996.
(5)  Mr. Epstein commenced his employment with the Company in August 1996.

(6)  Ms. Goodman commenced her employment with the Company in June 1996.
(7) Represents distributions to the noted executive as the former sole stockholder of the Goodman Group.
(8) Mr. Kopald commenced his employment with the Company effective as of May 31, 1997. Consequently, prior to the end of fiscal 1997, Mr. Kopald received approximately $25,000 of the salary noted above.
(9) Mr. Mednick commenced his employment with the Company and was appointed Chairman and Chief Executive Officer in March 1996. Mr. Mednick resigned as Chairman and Chief Executive Officer in May 1998 pursuant to an agreement with the Company. See "Employment and Related Agreements" and "Certain Transactions" below.
(10) Represents contributions to the Company's 401(k) plan on behalf of the named individual.
(11) Represents a bonus earned pursuant to Mr. Kopald's employment agreement. See "Employment and Related Agreements" below.

       OPTION/SAR GRANTS IN LAST FISCAL YEAR (1998)

      The following table sets forth certain information with respect to the options granted during the fiscal year ended June 30, 1998, to the Named Executive Officers. No stock appreciation rights ("SARs") have been granted by the Company.




                                                        Individual Grants
                        ----------------------------------------------------------------------------------------
                                                        Percent of Total
                              Number of Securities     Options/SARs Granted
                             Underlying Options/SARs     to Employees in        Exercise or Base      Expiration
     Name                          Granted(#)               Fiscal Year           Price ($/Sh)           Date
     ----                          ---------                -----------           -----------         ----------

Ronald Bloom                        80,000                       5.1%                9.77             1/28/2008
Adam Curry                          80,000                       5.1%                8.88             1/28/2008
Melvin Epstein                      25,000                       1.6%                8.88             1/28/2008
Susan Goodman                       25,000                       1.6%                8.88             1/28/2008
Scott Mednick                       80,000                       5.1%                8.88             1/28/2008


AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR; FISCAL YEAR-END OPTION/SAR VALUES

      Set forth below is the number of options exercised by the Named Executive Officers during the fiscal year ended June 30, 1998, and the number and value of exercisable and unexercisable options as of June 30, 1998. No SARs have been granted by the Company.



                                                  Number of Securities Underlying
                         Shares                   Unexercised Options/SARs at FY-         Value of Unexercised In-the-Money
                        Acquired on     Value                 End (#)                      Options/SARs at FY-End ($)(1)
                         Exercise     Realized    -------------------------------         ---------------------------------
Name                       (#)            ($)      Exercisable    Unexercisable           Exercisable         Unexercisable
----                    -----------   ---------   -------------   ---------------         -------------       -------------

Ronald Bloom                  0              0          40,000        60,000                   760,400             981,300
Adam Curry                    0              0          40,000        60,000                   786,400           1,034,700
Melvin Epstein                0              0         133,333        25,000                 2,943,326             431,125
Susan Goodman             9,166       $224,659               0        27,501                         0           1,038,210
Larry Kopald                  0              0         125,000       125,000                 2,804,375           2,804,375
Scott Mednick                 0              0         100,000             0                 1,821,100                   0

________________________
(1) The calculations of the value of unexercised options are based on the difference between the closing sales price of $26.125 of the Common Stock on June 30, 1998, as quoted by the Nasdaq National Market Systemsm and the exercise price of each option multiplied by the number of shares of Common Stock covered by such option.

DIRECTOR COMPENSATION

      Employee directors of the Company receive no cash compensation for acting as directors or attending meetings of the Board of Directors. Each non-employee director is entitled to receive $1,000 per year for each year such director serves on the Board of Directors and $2,500 per meeting attended. All directors are entitled to reimbursement of reasonable expenses related to attending meetings of the directors.

      Each director in office on June 30 of each year is entitled to receive an option exercisable to purchase up to 20,000 shares of Common Stock at an exercise price based upon the last transaction price of the Common Stock as quoted on the Nasdaq National Market Systemsm on the date of grant or on the day immediately preceding the date of grant. The options become exercisable in four equal annual increments commencing one (1) year after the date of grant and expire five (5) years from the date of grant. Although it has been the Company's practice to grant options to directors on June 30 of each year, the Company and the incumbent directors determined to forego this year's options.

      In addition to the foregoing, directors are eligible to receive options under the 1997 Plan and, upon approval and ratification by the stockholders of the Company as contemplated herein, the directors will be entitled to receive options under the 1998 Plan. See Proposal Two below.

EMPLOYMENT AND RELATED AGREEMENTS

      On June 30, 1996, the Company entered into an employment agreement with each of Ronald Bloom, Adam Curry, Susan Goodman, James Grannan, James Carlisle and Scott Mednick.

      Each of the Company's employment agreements with Messrs. Bloom and Curry provides for an initial term of three (3) years, subject to automatic extension for a period of two (2) years in the absence of notice to the contrary at the option of the Company. Pursuant to the terms of their respective employment agreements, as amended, each of Messrs. Bloom and Curry is entitled to receive an annual salary of $260,000 and bonuses as determined by the Board of Directors.

      The employment agreement with Ms. Goodman provides for an initial term of three (3) years and entitles Ms. Goodman to receive an annual salary of $215,000 and bonuses as determined by the Board of Directors.

      The employment agreement with Mr. Grannan provides for an initial term of one (1) year, with the option to renew for successive one (1) year periods. Mr. Grannan's employment agreement was renewed on June 30, 1997. Under the terms of the agreement, as amended, Mr. Grannan was entitled to receive an annual salary of $125,000 and bonuses as determined by the Board of Directors. Since July 1, 1998, when the term of his employment agreement expired, Mr. Grannan has been an at-will employee of the Company.

      The employment agreement with Dr. Carlisle provides for an initial term of three (3) years, with the option to renew for a two (2) year period. Under the terms of the agreement, as amended, Dr. Carlisle is entitled to receive an annual salary of $195,000 and bonuses as determined by the Board of Directors.

      In August 1996, the Company entered into an employment letter with Melvin Epstein. Pursuant to the terms of such letter, Mr. Epstein is entitled to receive an annual salary of $180,000, subject to annual review and evaluation. The agreement may be terminated by either party upon prior notice.

      In May 1997, in connection with the Company's acquisition of Fathom Advertising, the Company reached an agreement with Larry Kopald, pursuant to which Mr. Kopald received an annual salary of $300,000 during the first year of his employment and receives $350,000 currently. In addition, pursuant to the terms of his employment agreement, Mr. Kopald: (i) earned a bonus of $150,000 in the first year of his employment; and (ii) received options exercisable to purchase up to 250,000 shares of Common Stock in equal increments over a period of four (4) years at an exercise price of $3.69 per share (the market price of the Common Stock on the date of grant). Mr. Kopald is entitled this year to receive additional bonuses of up to ten percent (10%) of profits on billings on the account of a significant client in excess of $20,000,000.

      The Company's employment agreements with its executive officers provide for termination by the Company upon death or disability of the individual and may be terminated with or without cause (as defined therein). Such agreements also provide for severance payments upon termination without cause based upon a multiple of the monthly salaries provided for therein (for up to twelve (12)
months following the number of months otherwise remaining under such agreements). In addition, all of the foregoing employment agreements, other than Mr. Epstein's, contain non-competition and confidentiality provisions that extend beyond the respective terms of such agreements for periods of up to one
(1) year.

      In connection with Mr. Mednick's resignation as Chairman and Chief Executive Officer of the Company in May 1998, the Company entered into a settlement agreement with Mr. Mednick terminating Mr. Mednick's employment agreement. Under the terms of the settlement agreement, as amended in July 1998, the Company agreed to accelerate the exercise dates of options to acquire up to 60,000 shares of Common Stock owned by Mr. Mednick in exchange for Mr. Mednick's agreement to be bound by the non-compete and confidentiality provisions of such agreement. Although the original terms of the settlement agreement provided for payment to Mr. Mednick of $936,130 over a twenty-four (24) month period, payment of such amount was eliminated by amendment to the agreement in July 1998.

LIMITATION ON LIABILITY; INDEMNIFICATION OF DIRECTORS AND OFFICERS

      The Certificate of Incorporation limits the personal liability of directors to the fullest extent permitted by Section 145 of the Delaware General Corporation Law. Section 102(b)(7) of the Delaware General Corporation Law provides that a corporation's certificate of incorporation may limit the personal liability of its directors for monetary damages for breach of their fiduciary duties as directors except for liability: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) arising under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

      The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGMENT

      Shares of Common Stock are the only outstanding voting securities of the Company. As of the Record Date, there were 8,442,573 shares of Common Stock issued and outstanding.

      The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of the Common Stock by: (i) each of the Company's directors and nominees; (ii) each of the Named Executive Officers (as previously defined under "Executive Compensation"); (iii) each person or entity who is known to the Company to beneficially own five percent (5%) or more of the outstanding Common Stock; and (iv) all directors and executive officers of the Company as a group.

                                   Number of Shares of        Percentage of
                                       Common Stock        Outstanding Shares
       Name and Address                Beneficially           Beneficially
      of Beneficial Owner                 Owned                   Owned
--------------------------------   ---------------------  ----------------------
Ronald Bloom                            495,433(1)                5.9%
45 West 36th Street
New York, New York 10018

Adam Curry                               87,075(2)                1.0%
45 West 36th Street
New York, New York 10018

James Carlisle                          230,516(3)                2.7%
45 West 36th Street
New York, New York 10018

Susan Goodman                            58,790(4)                  *
45 West 36th Street
New York, New York 10018

Melvin Epstein                          134,333(5)                1.6%
45 West 36th Street
New York, New York 10018

James Grannan                            21,304(6)                  *
45 West 36th Street
New York, New York 10018

Larry S. Kopald                         125,000(7)                1.5%
45 West 36th Street
New York, New York 10018

Joseph Nicholson                        156,950(8)                1.9%
92 Montvale
Stoneham, Massachusetts 02180

Omnicom Group Inc.                    1,183,333                  14.0%
437 Madison Avenue
New York, New York 10022

Barry Wagner                             20,000(9)                  *
437 Madison Avenue
New York, New York 10022

Marc Canter                              20,000(9)                  *
45 West 36th Street
New York, New York 10018

Richard Char                             20,000(9)                  *
45 West 36th Street
New York, New York 10018

Scott Metcalf                                 0                     -
1876 Grand Teton Drive
Milpitas, California 95035

Howard Tullman                            2,000                     *
640 North LaSalle, Suite 560
Chicago, Illinois 60610

All Directors and Executive           1,369,401
Officers as a Group (11 persons)
______________________
*  denotes less than one percent.

(1) Includes 40,000 shares of Common Stock issuable upon exercise of options that are presently exercisable or that will become exercisable within sixty (60) days of the Record Date ("Presently Exercisable") and 5,000 shares beneficially owned by the Ron Bloom Charitable Foundation. Does not include 80,000 shares of Common Stock issuable upon exercise of options that are not Presently Exercisable.

(2) Includes 40,000 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 80,000 shares of Common Stock issuable upon exercise of options that are not Presently Exercisable.

(3) Includes 2,000 shares owned by the members of the individual's immediate family and 33,334 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 33,333 shares of Common Stock issuable upon exercise of options that are not Presently Exercisable.

(4) Includes 9,167 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 43,333 shares of Common Stock issuable upon exercise of options that are not Presently Exercisable.

(5) Includes 133,333 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 25,000 shares of Common Stock issuable upon exercise of options that are not Presently Exercisable.

(6) Includes 17,334 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 27,333 shares of Common Stock that are not Presently Exercisable.

(7) Includes 125,000 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 125,000 shares of Common Stock issuable upon exercise of options shares that are not Presently Exercisable.

(8) Includes 25,000 shares of Common Stock issuable upon exercise of options that are Presently Exercisable. Does not include 75,000 shares of Common Stock that are not Presently Exercisable.

(9) Includes 20,000 shares of Common Stock issuable upon exercise of options that are Presently Exercisable.


                              CERTAIN TRANSACTIONS

      In March 1996, the Company entered into a consulting agreement with Benchmark Equity Group, Inc. ("Benchmark") pursuant to which the Company paid Benchmark $35,000 upon execution and agreed to pay Benchmark $7,000 per month in consulting fees. Frank DeLape, formerly a principal stockholder and director of the Company, is a principal and director of Benchmark. The consulting agreement expired by its terms on March 28, 1998. Benchmark ceased providing services to the Company prior thereto, at which time the Company discontinued payment to Benchmark.

      In May 1997, the Company acquired Fathom Advertising from Ketchum Communications, Inc., a Pennsylvania corporation and wholly-owned subsidiary of Omnicom ("Ketchum"). Pursuant to the terms of an Asset Purchase and Forbearance Agreement, dated May 31, 1997, between the Company and Ketchum, the Company purchased all of Ketchum's right, title and interest in Fathom Advertising in exchange for issuance of 120,000 shares of Common Stock.

      In November 1997, the Company acquired all of the outstanding capital stock of BBG New Media, Inc., a Massachusetts corporation that provides interactive marketing services ("BBG"), in exchange for the issuance of 303,334 shares of Common Stock and payment of $175,000 in cash pursuant to an Agreement and Plan of Merger, dated November 3, 1997 (the "BBG Agreement"). In addition, under the terms of the BBG Agreement, the Company will issue additional shares of Common Stock to the former stockholders of BBG if the Company achieves certain sales growth during the period from November 1, 1998 through October 31, 1999.

      In April 1998, the Company acquired all of the outstanding capital stock of Herring/Newman, Inc., a Washington corporation that provides advertising services ("Herring/Newman"), in exchange for the issuance of 127,799 shares of Common Stock and payment of $400,000 in cash pursuant to an Agreement and Plan of Merger, dated April 2, 1998 (the "HN Acquisition"). In addition, the Company issued 77,220 shares of Common Stock, which are being held in escrow and will be released to the former stockholders of Herring/Newman on the first anniversary of the HN Acquisition upon fulfillment of certain conditions.

      In June 1998, the Company acquired all of the outstanding capital stock of Interweb, Inc., a Georgia corporation that provides Web-based solutions ("Interweb"), and UbiCube Group, Inc., a Delaware interactive marketing corporation ("UbiCube"). The Company acquired Interweb pursuant to an Agreement and Plan of Merger, dated June 2, 1998, in exchange for the issuance of 600,000 shares of Common Stock and $200,000 in cash (the "Interweb Acquisition"). The Company acquired UbiCube pursuant to an Agreement and Plan of Merger, dated June 27, 1998 (the "UbiCube Agreement") through a wholly-owned subsidiary, UbiCube Acquisition Corp., in exchange for the issuance of 154,257 shares of Common Stock (the "UbiCube Acquisition"). Pursuant to the UbiCube Agreement, 154,257 shares of Common Stock were placed in escrow and will be released to the former stockholders of UbiCube based on the attainment of certain milestones on January 15, 1999, January 15, 2000, and January 15, 2001. In addition, in connection with the UbiCube Acquisition, the Company may issue additional shares to the former stockholders of UbiCube subject to the attainment of certain revenue and profit targets during the three years ending June 2001.

      On March 17, 1998, the Company entered into a loan agreement with Omnicom pursuant to which Omnicom agreed to lend $500,000 to the Company. Amounts outstanding from time to time under the loan accrue interest at eight percent (8%) per annum and are due and payable (together with interest) on January 31, 1999. As of the Record Date, there was outstanding $500,000 under the loan agreement with Omnicom.


                                  PROPOSAL TWO:
               TO APPROVE AND RATIFY THE COMPANY'S ADOPTION OF THE
                   THINK NEW IDEAS, INC. AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

      In September 1997, the Board of Directors adopted the 1997 Plan, which was ratified by the stockholders of the Company on December 11, 1997. As of the Record Date, options to purchase 1,770,461 shares of Common Stock were granted pursuant to the 1997 Plan.

      In June 1998, the Board of Directors adopted the THINK New Ideas, Inc. New Employee Stock Option Plan (the "New Employee Plan"). The purpose of the New Employee Plan was to provide for the grant of options to induce individuals to become employees of the Company and to offer such new employees incentives to contribute to the Company's progress and to promote the Company's best interests. The New Employee Plan provides for the grant of options that qualify as incentive stock options ("Incentive Options") under the Internal Revenue Code of 1986, as amended (the "Code") and options that do not so qualify ("Non-Qualified Options"). Pursuant to the terms of the New Employee Plan, the Company may grant options exercisable to purchase up to 1,500,000 shares of Common Stock. As of the Record Date, the Company had granted options exercisable to purchase up to 595,981 shares of Common Stock under the New Employee Plan, which options had an aggregate market value, based on the closing sales price of the Common Stock underlying such options as quoted by the Nasdaq National Market Systemsm on such date, of $6,406,796. Such options become exercisable one (1) year after the date of grant, are exercisable over a four (4) year period in equal annual increments and expire ten (10) years from the date of grant. None of the options are currently exercisable. The exercise prices of the options granted to date range from $6.38 to $18.69.

      The Board of Directors has authorized amendment of the New Employee Plan as set forth in the Amended and Restated 1998 Stock Option Plan, a copy of which has been attached hereto as Exhibit A (the "1998 Plan") subject to stockholder approval and ratification as contemplated herein. As amended, the 1998 Plan provides for the grant of Incentive Options and Non-Qualified Options to officers, directors, existing employees and consultants of the Company. Pursuant to the rules and regulations of the Nasdaq National Market Systemsm, the foregoing amendment requires approval of the stockholders of the Company.

      The following summary of the material provisions of the 1998 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to such plan, a copy of which is attached hereto as Exhibit A.

GENERAL

      The 1998 Plan provides for the grant of Incentive Options and Non-Qualified Options with respect to, in the aggregate, up to 1,500,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option or Non-Qualified Option terminates prior to exercise thereof and during the duration of the 1998 Plan, the shares of Common Stock as to which such option or right was not exercised will again become available under the 1998 Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1998 Plan may be made available from authorized but unissued shares, treasury shares, or both. In the event that the 1998 Plan is not approved and ratified by the stockholders, the New Employee Plan shall remain in force without amendment and any options granted thereunder shall automatically be deemed to be Non-Qualified Options.

      As of the Record Date, an aggregate of one-hundred fifty-six (156) persons (none of whom are directors or executive officers) were eligible to participate in the New Employee Plan. Upon amendment of such plan as set forth in the 1998 Plan, all executive officers and directors will be eligible to receive options, provided that non-employees will only be entitled to receive Non-Qualified Options.

ADMINISTRATION

      Pursuant to its terms, the 1998 Plan may be administered by: (a) the Board of Directors; or (b) in the discretion of the Board of Directors, a committee (the "Committee") consisting of two (2) or more members of the Board of Directors, each of whom must be a "Non-Employee" director as such term is defined by Rule 16b-3 (as amended from time to time, "Rule 16b-3") under the Exchange Act. The Board of Directors or the Committee (by a majority vote or, in the case of two (2) members, by unanimous vote) generally has the authority to determine the individuals to whom and the date on which options are to be granted, the number of shares of stock to be subject to each option, the exercise price of such options, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option. Currently, each of the Company's stock option plans is administered by the Compensation Committee.

SECTION 16(B) COMPLIANCE

      It is intended that transactions pursuant to the 1998 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of ten percent (10%) or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of
Section 16(b) by providing an exemption from the liability provisions for transactions that satisfy the conditions of Rule 16b-3.

ELIGIBILITY AND EXTENT OF PARTICIPATION

      Incentive Options may be granted pursuant to the 1998 Plan only to employees (including officers and directors) of the Company (and its subsidiaries). Non-Qualified Options may be granted pursuant to the 1998 Plan to officers, directors, employees or consultants of the Company (and its subsidiaries).

      There is no minimum number of shares of Common Stock with respect to which an option may be granted. However, if the aggregate fair market value (as of the time of grant) of shares of Common Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options.

PURCHASE PRICE AND EXERCISE OF OPTIONS

      The price at which shares of Common Stock subject to an option may be purchased is determined by the Board of Directors (or the Committee); however, the exercise price of shares of Common Stock issuable upon exercise of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. However, if an Incentive Option is granted to an optionee who owns more than ten percent (10%) of the voting power of the capital stock of the Company, the minimum exercise price may not be less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

      The Board of Directors (or the Committee) has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the 1998 Plan to a ten percent (10%) or less stockholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than ten percent (10%) stockholder shall be exercised within five
(5) years from the date of grant. No Incentive Options may be granted under the 1998 Plan more than ten (10) years after the date of adoption of the 1998 Plan.

      Options granted under the 1998 Plan are not transferable except upon death. Options generally may be exercised only while the optionholder is employed by the Company, or in some cases, within three (3) months of termination of employment. In the event of disability of an optionholder, options may be exercised to the extent of the accrued right to exercise the option within one year of termination of employment due to disability. In the event of the death of an optionholder, options may be exercised subject to expiration of the option within three (3) years after the date of death, to the extent of the accrued right to exercise the option at the date of death.

      Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 1998 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 1998 Plan or for the assumption of options theretofore granted. If the 1998 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

      In the case of Incentive Options, no taxable gain will be realized by an optionholder upon grant or exercise of the option and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any Common Stock received over the exercise price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

      The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionholder or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of: (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over
(ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

      Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a twenty percent (20%) excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 1998 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 1998 Plan.

      The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS

      Generally, an option will be exercised by the tender of written notice of the optionholder's intention to exercise, and payment in cash of the aggregate exercise price for the shares of Common Stock for which the option is being exercised. The Board of Directors (or the Committee) may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such aggregate exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board of Directors (or the Committee). The Company has the authority under the 1998 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors (or the Committee) shall authorize.

AMENDMENTS TO THE 1998 PLAN

      The Board of Directors may at any time terminate the 1998 Plan or make such amendments thereto as its deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law, rule or regulation and, provided that, no such action may be taken if it affects or impairs the rights of an individual holding options previously granted (absent such holder's consent). Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

      VOTE REQUIRED FOR APPROVAL. Approval and ratification of the 1998 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the 1998 Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE THINK NEW IDEAS, INC. AMENDED AND RESTATED 1998 STOCK OPTION PLAN AS SET FORTH IN EXHIBIT A HERETO, AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH PLAN.

                                 PROPOSAL THREE:
                  TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP
                   AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY

      The Company's financial statements for the year ended June 30, 1997, were audited by the firm of BDO Seidman, LLP ("BDO Seidman"). Pursuant to the decision of the Board of Directors, effective February 13, 1998, the Company dismissed the accounting firm of BDO Seidman as the Company's independent accountants. The report of BDO Seidman on the financial statements of the Company for the fiscal years ended June 30, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Board of Directors selected the firm of Ernst & Young, LLP ("Ernst & Young") to replace BDO Seidman to serve at the pleasure of the Board of Directors. Ernst & Young audited the Company's financial statements for the year ended June 30, 1998. The Board of Directors, on the recommendation of the Audit Committee, is proposing that the stockholders approve and ratify the selection of Ernst & Young as the Company's auditors.

      The foregoing was reported by the Company on Forms 8-K/A as required by the Exchange Act. As previously disclosed therein, there were no disagreements at the decision making level (i.e., between personnel of the Company responsible for the presentation of its financial statements and personnel of BDO Seidman responsible for rendering its report) with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of such disagreements in connection with its reports. In addition, there was no information or event required to be reported pursuant to Subsection
(a)(1)(iv)(B) of Rule 304 of Regulation S-B, except for certain potential material weaknesses, which BDO Seidman advised the Company of in a draft management letter dated January 6, 1998, relating to BDO Seidman's audit of the Company's June 30, 1997 financial statements. As previously noted, the Company believes the following points have been remedied as part of the further development of the Company's infrastructure. The points included: (i) general ledger maintenance and account reconciliations were not performed on a timely basis, including reconciliations of a certain subsidiary of subledgers to general ledger control accounts (in particular, unbilled accounts receivable, certain intercompany accounts and work-in-process accounts were not currently analyzed and reconciled); (ii) there was no formal job cost system in place to track the status of web-site development projects and the related percentage of completion information; (iii) certain invoices had not been submitted to clients on a timely basis; and (iv) there was no formal written policy regarding the processing and payment of vendor invoices and employee expense reimbursements. Some of these areas resulted in the performance of additional procedures during the course of the audit by BDO Seidman and certain material year-end audit adjustments. Management of the Company believes that it has addressed and satisfactorily resolved the foregoing matters.

      At the time of the filing of the applicable Form 8-K/A, the Company provided BDO Seidman with a copy of this disclosure and requested that BDO Seidman furnish the Company with a letter addressed to the SEC stating whether BDO Seidman agreed with the statements made by the Company hereinabove and, if not, stating the respects in which it did not agree. A copy of the letter of BDO Seidman was previously filed with the SEC. In connection with the preparation of this Proxy Statement, the Company again furnished BDO Seidman with this disclosure and provided BDO Seidman with the opportunity to submit to the Company, for inclusion in this Proxy Statement, a statement of up to 200 words addressing any matters discussed herein as to which BDO Seidman believed the disclosure was incomplete or inaccurate. BDO Seidman did not request the inclusion of any such statement.

      During the fiscal years ended June 30, 1996 and 1997, the Company did not consult with Ernst & Young regarding: (i) the application of accounting principles to a specified transaction; (ii) the type of opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or a reportable event (as contemplated by Item 304 of Regulation S-B).

      In connection with the preparation of this Proxy Statement, the Company furnished Ernst & Young with this disclosure and provided Ernst & Young with the opportunity to submit to the Company, for inclusion in this Proxy Statement, a statement of up to 200 words addressing any matters discussed herein as to which Ernst & Young believed the disclosure was incomplete or inaccurate. Ernst & Young did not request the inclusion of any such statement.

      The affirmative vote of a majority of votes cast by the holders of Common Stock entitled to vote thereon is required for approval and ratification of the appointment of Ernst & Young. Representatives of Ernst & Young are expected to be present at the Annual Meeting, have been given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF ERNST & YOUNG, LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                              OTHER PROPOSED ACTION

      The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters that other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement were to properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors. Stockholders should note, however, that the Bylaws of the Company provide that no proposals or nominations by stockholders shall be presented for vote at the Annual Meeting unless notice complying with the requirements in the Bylaws was provided to the Board of Directors or the Secretary of the Company not later than the close of business on the last business day of the month of January prior to the Annual Meeting.

                         SHAREHOLDER PROPOSALS GENERALLY

      If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Board of Directors with respect to any meeting of stockholders, such proposal must be in conformity with applicable rules and regulations and must be presented to the Secretary of the Company not later than: (a) the close of business on the fifth (5th) day following the day that notice of such meeting is first given to stockholders with respect to a special meeting; or (b) the close of business on the last business day of the month of January with respect to an annual meeting.

      WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                             THINK NEW IDEAS, INC.


                                             By:  /s/Melvin Epstein
                                                  -------------------------
                                                  Melvin Epstein, Secretary

                                    EXHIBIT A



                              THINK NEW IDEAS, INC.
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

                              THINK NEW IDEAS, INC.
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN



                                    ARTICLE I
                                    ---------
                            ESTABLISHMENT AND PURPOSE
                            -------------------------

      Section  1.1.  THINK  New  Ideas,   Inc.,  a  Delaware   corporation  (the
"Company"), hereby establishes a stock option plan to be named the THINK New Ideas, Inc. Amended and Restated 1998 Stock Option Plan (the "Plan").

      Section 1.2. The purpose of this Plan is to induce persons who are officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.0001 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons, including those who are not employees. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require. Persons granted Options hereunder may be referred to hereinafter as the "Optionees."

      Section 1.3. All Options granted on or after the date that this Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this Plan unless the terms of any such Option specifically indicate that it is not to be so governed.

      Section 1.4. Any Option granted hereunder which is intended to qualify as an Incentive Option which, for any reason whatsoever, fails to so qualify, shall be deemed to be a Non-Qualified Option granted hereunder.


                                   ARTICLE II
                                   ----------
                                 ADMINISTRATION
                                 --------------

      Section 2.1. All determinations hereunder concerning the selection of persons eligible to receive awards under this Plan and determinations with respect to the timing, pricing and amount of an award hereunder (other than pursuant to a non-discretionary formula hereinafter set forth) shall be made by an administrator (the "Administrator"). The Administrator shall be either: (a) the Board of Directors, or (b) in the discretion of the Board of Directors, a committee of not less than two (2) members of the Board of Directors (the "Committee"), each of whom is a "Non-Employee" Director as such term is defined in Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event this Plan is administered by the Committee, the Committee shall select one (1) of its members to serve as the chairman thereof and shall hold its meetings at such times and places as it may determine. In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee, shall be necessary to constitute action by the Committee.

      Section 2.2. The provisions hereof relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any agreement relating to the grant of any Incentive Option hereunder, which Option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to the Optionee. Any agreement relating to an Incentive Option granted hereunder shall provide that the Optionee hold the stock received upon exercise of such Incentive Option for a minimum of two (2) years from the date of grant of the Incentive Option and one (1) year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

      Section 2.3. If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted hereunder from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

      Section 2.4. The Company shall grant Options hereunder in accordance with determinations made by the Administrator pursuant to the provisions hereof. All Options granted pursuant hereto shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this Plan and take such action in the administration of this Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), the terms and provisions of the respective agreements relating to the grant of Options (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction of any provision of this Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

      Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this Plan or the Options granted hereunder. Members of the Board of Directors and/or the Committee, as the Administrator, shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this Plan.

                                   ARTICLE III
                                   -----------
                      TOTAL NUMBER OF SHARES TO BE OPTIONED
                      -------------------------------------

      Section 3.1. There shall be reserved for issuance or transfer upon exercise of the Options granted from time to time hereunder an aggregate of 1,500,000 shares of Common Stock (subject to adjustment as provided in Article VIII hereof). The shares of Common Stock issued upon exercise of any Option granted hereunder may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

      Section 3.2. In the event that any Options outstanding under this Plan for any reason expire or are terminated without having been exercised in full, the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer hereunder.

      Section 3.3. No Options shall be granted pursuant hereto to any Optionee after the tenth anniversary of the earlier of: (a) the date that this Plan is adopted by the Board of Directors, or (b) the date that this Plan is approved by the stockholders of the Company.



                                   ARTICLE IV
                                   ----------
                                   ELIGIBILITY
                                   -----------

      Section 4.1. Non-Qualified Options may be granted hereunder to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted hereunder only to employees (including officers and directors who are employees) of the Company (or any of its subsidiaries) selected by the Administrator. For purposes of determining who is an employee with respect to eligibility for Incentive Options, the provisions of Section 422 of the Code shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

      Section 4.2. The Administrator shall (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, that no Option shall be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant by the Administrator in accomplishing the purpose of this Plan.


                                    ARTICLE V
                                    ---------
                         TERMS AND CONDITIONS OF OPTIONS
                         -------------------------------

      Section 5.1. Each Option granted under this Plan shall be evidenced by a stock option certificate and agreement (the "Option Agreement") in a form consistent with this Plan, provided that the following terms and conditions shall apply:

            (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Option Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted hereunder to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

            (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the "fair market value" shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the Common Stock in arms-length transactions; (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of the Common Stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for the Common Stock on that day or on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ National Market System, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the Common Stock was not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the "fair market value" of the Common Stock as it shall deem appropriate.

            (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee shall be considered to own those shares of stock which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of capital stock of the Company.

            (d) Notwithstanding any other provision hereof, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate "fair market value" (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company (and its subsidiary corporations and its parent, if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

            (e) An Optionee may, in the Administrator's discretion, be granted more than one (1) Incentive Option or Non-Qualified Option during the duration of this Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options.

            (f) The duration of any Option shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten (10) years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five (5) years after the date the Option is granted.

            (g) An Option shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

            (h) At least six (6) months shall elapse from the date on which an Option is granted to an officer, director, or beneficial owner of more than ten percent (10%) of the outstanding shares of Common Stock of the Company under this Plan by the Administrator to the date on which any share of Common Stock underlying such Option is sold, unless the Administrator otherwise consents in writing.


                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

      Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately, subject to the provisions of any employment agreement between the Company (or any subsidiary) and an Optionee which, by its terms, provides otherwise. In the event that an employee who is an Optionee hereunder has entered into an employment agreement with the Company (or a subsidiary), "cause" shall have the meaning attributed thereto in such employment agreement; otherwise, "cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

      Section 6.2. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, if the employment or service of an Optionee is terminated by either the Optionee or the Company for any reason other than cause, death, or for disability (as defined in Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three (3) months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination.

      Section 6.3. Subject to the provisions of any employment agreement between the Company (or a subsidiary) and an Optionee, in the case of an Optionee who becomes disabled (as defined by Section 22(e)(3) of the Code or pursuant to the terms of such an employment agreement), the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one (1) year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of such termination

      Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three (3) years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise an Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

      Section 6.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

      Section 6.6. Options granted hereunder shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

      Section 6.7. Nothing contained in this Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                                   ARTICLE VII
                               PURCHASE OF SHARES

      Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which an Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to subsequently exercise his or her Option from time to time, in accordance with this Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price payable upon exercise of an Option shall be in United States dollars and shall be payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock owned by him or her having an aggregate fair market value at least equal to the aggregate purchase price. The "fair market value" of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

      Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

      Section 7.3. No Optionee or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until such Option has been exercised and a stock certificate or certificates for the shares of Common Stock purchased by the Optionee are issued to the Optionee in accordance with the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date that any such stock certificate is issued, except as provided in Article VIII hereof.

      Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options; or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for issuance and/or exercise.

      Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this Plan that: (i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act of 1934, or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this Plan and the subject Option.

      Section 7.6. An Option may be exercised by tender to the Administrator of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.


                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

      Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this Plan, including the maximum number that may be granted to any one (1) person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

      Section 8.2. The grant of an Option hereunder shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

      Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.


                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

      Section 9.1. The Board of Directors may at any time terminate this Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to ss. 422(b) of the Code, no Incentive Option may be granted pursuant to this Plan after ten (10) years from the date this Plan is adopted or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

      Section 10.1. Any Options and shares of Common Stock issued pursuant hereto shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Option Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting the grant of an Option or SAR pursuant hereto, each Optionee shall agree to any such restrictions.

      Section 10.2. Any certificate evidencing shares of Common Stock issued pursuant to exercise of an Option shall bear such legends and statements as the Administrator, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No certificate evidencing shares of Common Stock shall be delivered pursuant to exercise of the Options granted under this Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Administrator, the Board of Directors or counsel to the Company deems necessary or advisable.


                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

      Section 11.1 The Company is vested with the authority hereunder to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable upon exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.


                                   ARTICLE XII
                              APPLICATION OF FUNDS

      Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

      Section 13.1 This Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one (1) year of the adoption of this Plan by the Board of Directors or within such other time period required under
Section 422 of the Code and the regulations thereunder, this Plan shall remain in force; provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

      IN WITNESS WHEREOF, pursuant to the approval of this Plan by the Board of Directors, this Plan is executed and adopted this 4th day of November, 1998.


                                          THINK NEW IDEAS, INC.

[CORPORATE SEAL]

                                    By: /s/ Ronald E. Bloom
                                        ________________________________________
                                        Ronald E. Bloom, Chief Executive Officer

ATTEST:

By:  /s/ Melvin Epstein
     __________________________
     Melvin Epstein, Secretary

                                                               PROXY
                        ANNUAL MEETING OF STOCKHOLDERS OF
                    THINK NEW IDEAS, INC. ON JANUARY 7, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Ronald Bloom and Barry Wagner and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on January 7, 1999, at 10:00 a.m. (Eastern Time) at the Atlanta Marriott Marquis, 265 Peachtree Center Avenue, Atlanta, Georgia 30303 or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

1. TO ELECT SEVEN DIRECTORS TO SERVE FOR A PERIOD OF ONE YEAR OR UNTIL SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

/ / FOR ALL NOMINEES LISTED BELOW            / / WITHHOLD  AUTHORITY  FOR ALL
                                                 NOMINEES LISTED BELOW

* INSTRUCTION: To withhold authority to vote for a given nominee, strike through the nominee's name:
  Ronald Bloom . Adam Curry . Barry Wagner . Larry Kopald . Richard Char .
  Scott Metcalf . Howard Tullman

2. TO APPROVE AND RATIFY THE ADOPTION OF THE THINK NEW IDEAS, INC. AMENDED AND RESTATED 1998 STOCK OPTION PLAN.

               / / FOR        / / AGAINST         / / ABSTAIN

3. TO RATIFY THE SELECTION OF ERNST & YOUNG, LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

               / / FOR        / / AGAINST         / / ABSTAIN


Dated:  ___________________               ____________________________________
                                                         Signature

Dated:  ___________________               ____________________________________
                                                 Signature if held jointly

*NOTE: When shares are held by joint tenants, both should sign. Persons signing as executor, administrator, trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO and THREE.

PLEASE  MARK,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPILY  USING THE  ENCLOSED
ENVELOPE.